UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016 (March 23, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(b)	As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2016, the employment of Thomas A. Tolworthy as President and Chief Executive Officer of the Company was terminated by the Company on March 16, 2016 (the “Termination Date”).

On March 23, 2016, the Company and Thomas A. Tolworthy entered into a Separation and Release Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company agreed to (i) purchase from Mr. Tolworthy, not later than April 13, 2016, 35,551,724 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate price of $500,000; (ii) pay the cost of Mr. Tolworthy’s health insurance continuation coverage available under the federal COBRA law for the twelve (12) months following the Termination Date if Mr. Tolworthy timely elects and remains eligible for coverage under COBRA during that period; and (iii) pay Mr. Tolworthy $44,073 as settlement for accrued vacation pay.

Pursuant to the Separation Agreement, the Company provided notice of its request that Mr. Tolworthy surrender 9,306,898 shares of Common Stock pursuant to that certain Subscription and Surrender Agreement, dated as of September 3, 2014, entered into between Twinlab Consolidation Corporation, a wholly-owned subsidiary of the Company, and Mr. Tolworthy and assumed by the Company on September 16, 2014 (the “Surrender Agreement”).

The Separation Agreement included mutual release, standstill, and similar provisions typical for this type of separation agreement.

The Separation Agreement provides Mr. Tolworthy with a seven (7) day revocation period from the date of execution (the “Revocation Period”), and the Separation Agreement is not effective until the Revocation Period has expired.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report. The foregoing description of the Surrender Agreement is qualified in its entirety by reference to the summary of such document included in the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014 (the “2014 8-K”), which is specifically incorporated herein by reference, as well as the full text of the Surrender Agreement, which document was filed as an exhibit to the 2014 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Subscription and Surrender Agreement, dated as of September 3, 2014, between Twinlab Consolidation Corporation and Thomas Tolworthy (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014 and hereby incorporated by reference herein).

Exhibit 10.125	Separation and Release Agreement, dated as of March 23, 2016, by and between Twinlab Consolidated Holdings, Inc. and Thomas A. Tolworthy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Richard H. Neuwirth
Richard H. Neuwirth
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.125	Separation and Release Agreement, dated as of March 23, 2016, by and between Twinlab Consolidated Holdings, Inc. and Thomas A. Tolworthy.